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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to Section 240.14a-12
AIRNET SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIRNET SYSTEMS, INC.
3939 International Gateway
Columbus, Ohio 43219
April 4, 2003

Dear Fellow Shareholders:

        The Annual Meeting of the Shareholders of AirNet Systems, Inc. will be held at 10:00 a.m., local time, on Friday, May 9, 2003, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219. The enclosed Notice of Annual Meeting and Proxy Statement contain detailed information about the business to be conducted at the Annual Meeting.

        The Board of Directors has nominated five directors, each for a term to expire at the 2004 Annual Meeting. The Board of Directors recommends that you vote FOR each of the nominees.

        On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the prompt return of your proxy card in the enclosed return envelope will save AirNet additional expenses of solicitation and will help ensure that as many common shares as possible are represented.

Sincerely,
Joel E. Biggerstaff Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on Friday, May 9, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AirNet Systems, Inc. will be held on Friday, May 9, 2003, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., local time, for the following purposes:

1.
To elect five directors, each for a term to expire at the 2004 Annual Meeting.

2.
To transact any other business which properly comes before the Annual Meeting or any adjournment.

        The close of business on March 20, 2003, has been fixed by the Board of Directors of AirNet as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

        You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you are a registered shareholder and attend the Annual Meeting, you may revoke your proxy and vote your common shares in person.

By Order of the Board of Directors,
William R. Sumser Secretary

AirNet Systems, Inc.
3939 International Gateway
Columbus, Ohio 43219

April 4, 2003

AirNet Systems, Inc.
3939 International Gateway
Columbus, Ohio 43219

PROXY STATEMENT
for
Annual Meeting of Shareholders
To be Held on Friday, May 9, 2003

        This Proxy Statement is furnished to the shareholders of AirNet Systems, Inc. in connection with the solicitation, on behalf of the Board of Directors of AirNet, of proxies for use at the Annual Meeting of Shareholders to be held Friday, May 9, 2003, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., local time, or any adjournment, for the purposes described in the accompanying Notice of Annual Meeting of Shareholders.

        This Proxy Statement and the accompanying proxy card are first being sent or delivered on or about April 4, 2003, to all shareholders of AirNet.

GENERAL

        Only holders of record of AirNet common shares at the close of business on March 20, 2003, will be entitled to vote at the Annual Meeting. As of March 20, 2003, there were 10,112,317 common shares outstanding. Each common share entitles the holder to one vote on each matter to be submitted to the shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting in the election of directors. Other than the common shares, there are no voting securities of AirNet outstanding.

        You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of AirNet, submitting a subsequently-dated proxy card received by AirNet prior to the Annual Meeting or, if you are a registered shareholder, by attending the Annual Meeting and giving notice of revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

        Shareholders holding common shares in "street name" with a broker, financial institution or other holder of record may be eligible to appoint their proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access, such as use charges from Internet access providers and telephone companies. Shareholders holding common shares in "street name" should review the information provided to them by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

        AirNet will bear the cost of preparing, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors, other than the Internet access and telephone usage charges described above. Proxies will be solicited by mail and may be further solicited by further mailings, personal contact, telephone or facsimile by officers or associates of AirNet, none of whom will receive additional compensation therefor. AirNet will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares entitled to vote at this Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON SHARES

        The following table furnishes information regarding the number and percentage of outstanding common shares beneficially owned by (i) each current director of AirNet; (ii) each of the nominees for election as a director; (iii) each individual named in the Summary Compensation Table; (iv) all current directors and executive officers of AirNet as a group; and (v) each person known by AirNet to own beneficially more than five percent of the outstanding common shares, in each case as of March 20, 2003 (except as otherwise noted). The address of each of the current executive officers and directors is c/o AirNet, 3939 International Gateway, Columbus, Ohio 43219.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Common Shares Presently Held		Common Shares Which Can Be Acquired Upon Exercise of Options Exercisable Within 60 Days	Total		Percent of Class(2)
Joel E. Biggerstaff(3)	20,000	(4)	136,430	156,430		1.5%
William R. Sumser(3)	67,636	(5)	66,640	134,276		1.3%
Guy S. King(3),(6)	76,087		57,120	133,207		1.3%
Roger D. Blackwell	17,700		32,400	50,100		(7)
Jeffrey B. Harris(3)	1,132		38,570	39,702		(7)
Russell M. Gertmenian	5,000	(8)	32,400	37,400		(7)
David P. Lauer	2,000		23,200	25,200		(7)
James E. Riddle	5,000		20,000	25,000		(7)
Kendall W. Wright(3)	—		23,480	23,480		(7)
Bruce D. Parker	—		4,000	4,000		(7)
All current directors and executive officers as a group (12 individuals)	124,193		434,210	558,403		5.3%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,230,100	(9)	—	1,230,100	(9)	12.2%
FleetBoston Financial Corporation 100 Federal Street Boston, MA 02110	1,049,316	(10)	—	1,049,316	(10)	10.4%
Gerald G. Mercer 1804 Avanti Court Daytona Beach, FL 32124	847,208	(11)	—	847,208	(11)	8.4%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	802,700	(12)	—	802,700	(12)	7.9%
Heartland Advisors, Inc. William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202	800,000	(13)	—	800,000	(13)	7.9%
Entities affiliated with Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	687,000	(14)	—	687,000	(14)	6.8%
Liberty Wanger Asset Management L.P. WAM Acquisition GP, Inc. Liberty Acorn Trust 227 West Monroe Street, Suite 3000 Chicago, IL 60606	600,000	(15)	—	600,000	(15)	5.9%

(1)
Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.

(2)
The percent of class is based upon the sum of (i) 10,112,317 common shares outstanding on March 20, 2003 and (ii) the number of common shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of March 20, 2003.

(3)
Individual named in the Summary Compensation Table.

(4)
Of these 20,000 common shares, 5,000 common shares are held by Mr. Biggerstaff's minor children.

(5)
Of these 67,636 common shares, 5,000 common shares are held by Mr. Sumser's wife who has sole voting and dispositive power over those common shares.

(6)
Guy S. King resigned from his position with AirNet effective February 7, 2003.

(7)
Represents ownership of less than 1% of the outstanding common shares.

(8)
Of these 5,000 common shares, 2,100 common shares are held of record by Mr. Gertmenian's wife and 500 common shares are held of record by Mr. Gertmenian's adult son, each of whom has sole voting and dispositive power over those common shares.

(9)
Based on information contained in filings with the Securities and Exchange Commission ("SEC") (the latest of which is dated January 31, 2003), Royce & Associates, LLC, a registered investment adviser ("Royce"), may be deemed to have beneficially owned 1,230,100 common shares as of December 31, 2002. The filing indicates that Royce has sole voting and dispositive power as to the common shares beneficially owned.

(10)
Based on information contained in filings with the SEC (the latest of which is dated February 14, 2003), FleetBoston Financial Corporation ("Fleet") may be deemed to have beneficially owned 1,049,316 common shares as of December 31, 2002. The filing also indicates that Fleet has sole voting power over 697,816 of these common shares, sole dispositive power over 1,046,916 of these common shares and shared dispositive power over 2,400 of these common shares.

(11)
Of these 847,208 common shares, 415,580 common shares are held by the Gerald G. Mercer Intangibles Trust (the "Mercer Trust") as to which Mr. Mercer's spouse serves as the sole trustee and exercises sole voting and dispositive power. Mr. Mercer is the beneficiary of the Mercer Trust. Mr. Mercer disclaims beneficial ownership of the 415,580 common shares held of record by the Mercer Trust.

(12)
Based on information contained in filings with the SEC (the latest of which is dated February 3, 2003), Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"), may be deemed to have beneficially owned 802,700 common shares as of December 31, 2002, all of which common shares were held in portfolios of four investment companies to which Dimensional furnishes investment advice and of other commingled group trusts and separate accounts for which Dimensional serves as investment manager. In its role as investment adviser and investment manager, Dimensional possesses both sole voting and sole dispositive power as to the common shares held in these portfolios. Dimensional disclaims beneficial ownership of these common shares.

(13)
Based on information contained in filings with the SEC (the latest of which is dated February 12, 2003), Heartland Advisors, Inc. ("HRI"), a registered investment adviser, and William J. Nasgovitz, president and principal shareholder of HRI, may be deemed to have beneficially owned 800,000 common shares as of December 31, 2002. The common shares are held in investment advisory accounts of HRI and various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common shares. HRI may be deemed to beneficially own the common shares by virtue of its investment discretion, and in some cases voting power, over client securities. Mr. Nasgovitz may be deemed to beneficially own the common shares as a result of his position with and stock ownership of HRI. The filing indicates that HRI has sole dispositive power and Mr. Nasgovitz has sole voting power with respect to all 800,000 common shares. Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, has an interest in more than 5% of AirNet's common shares.

(14)
Based on information contained in filings with the SEC (the latest of which is dated January 30, 2003), Franklin Resources, Inc. ("FRI"), a parent holding company; Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of FRI (collectively, the "Principal Shareholders"); and Franklin Advisory Services, LLC ("FAS"), an investment adviser and subsidiary of FRI, may be deemed to have beneficially owned 687,000 common shares as of December 31, 2002. The Principal Shareholders each own in excess of ten percent (10%) of the outstanding common stock of FRI. The common shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of FRI. The advisory contracts grant to the adviser subsidiaries all dispositive and/or voting power over the securities owned by such advisory clients. The filing indicates that FAS has the sole dispositive and voting power with respect to all 687,000 common shares. The address of

  FAS is One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. The clients of FRI's investment advisory subsidiaries and other managed accounts have the right to receive dividends and the proceeds from the sale of the common shares. Franklin MicroCap Value Fund, a series of Franklin Value Investors Trust, a registered investment company, has an interest in more than 5% of AirNet's common shares. FRI, the Principal Shareholders and each of the investment advisory subsidiaries of FRI disclaim any economic interest or beneficial ownership in the common shares.

(15)
Based on information contained in filings with the SEC (the latest of which is dated February 12, 2003), Liberty Wanger Asset Management, L.P., a registered investment adviser ("WAM"), and its general partner, WAM Acquisition GP, Inc. may be deemed to have beneficially owned 600,000 common shares as of December 31, 2002 and shared voting and dispositive power with respect to those common shares. All of the common shares reported were acquired on behalf of discretionary clients of WAM, including Liberty Acorn Trust, a registered investment company having the same address as WAM. The filing indicates that Liberty Acorn Trust beneficially owned 600,000 common shares as of December 31, 2002 and shared voting and dispositive power with respect to those common shares.

ELECTION OF DIRECTORS

        There are currently six individuals serving as members of the Board of Directors, all of whose terms expire at the Annual Meeting. Roger D. Blackwell has chosen to retire and has not been nominated for re-election to the Board of Directors at the Annual Meeting. As a result of the retirement of Mr. Blackwell, the Board of Directors has determined that the number of directors to be elected at the Annual Meeting should be reduced to five and proposes that the five nominees identified below be elected for a new one-year term at the Annual Meeting. The proxies cannot be voted for more than five nominees for election as directors at the Annual Meeting.

        Each individual elected as a director will hold office for a new term to expire at the 2004 Annual Meeting and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unable or unavailable to serve as a candidate for election as a director, and if the Board designates a substitute nominee, the individuals designated to vote the proxies will vote for the election of any substitute nominee(s) designated by the Board of Directors.

        The following information, as of March 20, 2003, concerning the age, principal occupation or employment, other affiliations and business experience of each director during the last five years has been furnished to AirNet by such director. Except where indicated, each director has had the same principal occupation for the last five years.

Nominees Standing for Election to the Board of Directors

Joel E. Biggerstaff

        Mr. Biggerstaff, 46, has served as AirNet's Chairman of the Board of Directors since August 2001, as Chief Executive Officer since April 2000 and as President and Chief Operating Officer since August 1999. He has also served as a director of AirNet since May 2000. Prior to joining AirNet, Mr. Biggerstaff served as President of the Southern Region of Corporate Express Delivery Systems, a national expedited distribution service, from February 1998 through August 1999. From September 1996 through February 1998, Mr. Biggerstaff provided transportation consulting services and prior to September 1996, he held various positions, including Regional Vice President and General Manager, with Ryder System, Inc., a leader in transportation and supply chain management solutions.

Russell M. Gertmenian

        Mr. Gertmenian, 55, a director of AirNet since 1996, has been a partner with Vorys, Sater, Seymour and Pease LLP since 1979 and currently serves as Vice Chairman of that firm's Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to AirNet during the 2002 fiscal year and continues to do so in 2003. Mr. Gertmenian is also a director of Abercrombie & Fitch Co.

David P. Lauer

        Mr. Lauer, 60, a director of AirNet since 1999, served as the President and Chief Operating Officer of Bank One, NA of Columbus from June 1997 through his retirement in March 2001. His primary responsibility with Bank One was to lead the commercial lending practice in central Ohio. Prior to that, Mr. Lauer, a certified public accountant, was the managing partner of the Columbus office of the accounting firm Deloitte & Touche LLP and also served as a member of the Board of Directors of that firm. Mr. Lauer is also a director of Wendy's International, Inc., Huntington Preferred Capital, Inc., Diamond Hill Investment Group, Inc. and Metatec International, Inc.

Bruce D. Parker

        Mr. Parker, 55, a director of AirNet since November 2002, is the Founder and President of IT Management Group LLC, a specialty consulting group that advises and manages information technology organizations for corporations in Europe and the United States. Mr. Parker served as Executive Vice President of Sapient Corporation, a leading business and technology consulting firm, from December 1999 until his retirement in 2002. From December 1997 to December 1999, Mr. Parker served as Senior Vice President and Chief Information Officer at United Airlines. Before joining United Airlines, Mr. Parker was Chief Information Officer and Senior Vice President of Information Technology at Ryder Systems, Inc. Mr. Parker is also a director of Sapient Corporation.

James E. Riddle

        Mr. Riddle, 61, a director of AirNet since February 2000, has been in the growth management and consulting business since July 1999, most recently as Managing Partner of GrowthCircle Ventures, LLP and temporarily as Vice Chairman of Enterasys Systems, Inc., an enterprise network provider. Mr. Riddle provided consulting services for an AirNet strategic exercise during 2002 for a total cost of $27,500. Previously, Mr. Riddle served from 1997 to 1999 as President and a Board Member of Norrell Services, an outsourcing and technology staffing company. Prior to joining Norrell, Mr. Riddle served Ryder Systems, Inc. in several capacities, including President of Ryder International. Mr. Riddle also served Xerox Corporation for 26 years in a variety of senior management positions, including Vice President Operations, U.S. and Vice President of Marketing, Europe. Mr. Riddle is also a director of Danka Business Systems PLC.

Recommendation and Vote

        Under Ohio law and AirNet's Code of Regulations, the five nominees for election to the Board of Directors receiving the greatest number of votes will be elected.

        Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board of Director's nominees, unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

        The AirNet Board of Directors recommends that shareholders vote FOR the election of all of the nominees named above.

Committees and Meetings of the Board

        The Board of Directors held five regularly scheduled or special meetings during the fiscal year ended December 31, 2002. The Board of Directors has standing Audit, Compensation and Nominating Committees. In 2002, each incumbent director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during the period he served as a director, and the total number of meetings held by all committees on which he served, during the period he served as a committee member.

        Audit Committee.    The Audit Committee consists of Messrs. Blackwell, Lauer and Riddle. Each member of the Audit Committee qualifies as independent under the corporate governance standards of the New York Stock Exchange ("NYSE") as currently in effect. The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the "Audit Committee Charter"). The Audit Committee periodically reviews and reassesses the Audit Committee Charter. The Board of Directors is in the process of reviewing the Audit Committee Charter in light of the requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules promulgated by the SEC implementing the Sarbanes-Oxley Act as well as rules proposed by the NYSE relating to corporate governance matters. The Board of Directors intends to adopt a revised Audit Committee Charter that complies with the SEC's rules and regulations implementing the Sarbanes-Oxley Act and the proposed NYSE rules once those rules and regulations have been finalized and implemented. The responsibilities of the Audit Committee include overseeing AirNet's system of internal accounting and financial controls and the annual independent audit of AirNet's financial statements, and reporting the results of these activities to the Board of Directors. The Audit Committee is also responsible for reviewing the fees of the independent auditors, reviewing the independence of the auditors, evaluating the performance of the independent auditors, recommending to the Board of Directors a firm to serve as AirNet's independent auditors and recommending to the Board of Directors the acceptance of financial statements to be included in AirNet's Annual Report on Form 10-K. As contemplated by the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, the Audit Committee will assume direct responsibility for the appointment, compensation, retention and oversight of AirNet's independent auditors in accordance with the timetable set forth by the SEC. Effective May 6, 2003, the Audit Committee, or a designated member of the Audit Committee will approve all non-audit engagements of the independent auditors. The Audit Committee held seven meetings in 2002.

        Compensation Committee.    The Compensation Committee consists of Messrs. Blackwell, Lauer and Riddle. The Compensation Committee reviews, considers and acts upon matters of salary and other compensation and benefits of all executive officers and certain other associates of AirNet. The Committee uses external benchmarks and surveys in its consideration of compensation levels and components for AirNet management and employees. The Compensation Committee also acts upon all matters concerning, and exercises such authority as is delegated to it under the provisions of any benefit, retirement or pension plan maintained by AirNet for the benefit of executive officers and other associates. The Compensation Committee held two meetings during 2002.

        Nominating Committee.    The Nominating Committee consists of Messrs. Blackwell, Lauer and Riddle. The Nominating Committee recommends policies on the composition of the Board of Directors and nominees for membership on the Board. The Nominating Committee has not established a procedure for shareholders to recommend nominees to the Board for consideration at the Annual Meeting. Rather, it conducts its own search for available, qualified nominees. The Nominating Committee held one meeting during 2002.

        The Board of Directors is in the process of reviewing the rules proposed by the SEC and NYSE relating to the Audit, Compensation and Nominating Committees and intends to take appropriate action to comply with the SEC and NYSE rules as those rules are finalized. In addition, the Board of Directors is in the process of developing, and intends to adopt, a code of business conduct and ethics that complies with the requirements for such a code of business conduct and ethics under the proposed NYSE rules and constitutes a code of ethics applicable to AirNet's principal executive officer and senior financial officers as required by the Sarbanes-Oxley Act and the SEC's rules and regulations implementing that Act.

Compensation of Directors

        Directors who are officers or associates of AirNet receive no additional compensation for serving as members of the Board of Directors or as members of Board committees. Directors who are not officers or associates of AirNet ("Non-Employee Directors") are paid fees for their services. In February 2003, after reviewing market comparatives for director compensation of similar size and type companies, the compensation for Non-Employee Directors was changed. The quarterly fee paid for serving as a Non-Employee Director increased from $3,500 to $6,000. The fee for attending each Board meeting increased from $1,500 to $2,000 and from $500 to $1,000 for each telephonic meeting attended. The fee for Audit Committee members increased from $1,000 to $2,000 per meeting attended, while the fee for the Compensation and Nominating Committees remained at $1,000 per meeting attended. The fee for telephonic Audit Committee meetings increased from $500 to $1,000, while the fee for telephonic Compensation and Nominating Committee meetings remained at $500. Fees for Chairmen of the Committees increased from $2,000 to $3,000 per meeting attended. AirNet's directors are reimbursed for out-of-pocket expenses incurred in connection with their service as directors, including travel expenses.

        Effective May 27, 1998, AirNet established the AirNet Systems, Inc. Director Deferred Compensation Plan (the "Director Plan"). Voluntary participation in the Director Plan enables a director of AirNet or its subsidiaries, to defer all or a part of his director's fees, including federal income tax thereon. Such deferred fees may be credited to (1) a cash account where the funds will earn interest at the rate prescribed in the Director Plan or (2) a stock account where the funds will be converted into a common share equivalent and be matched by AirNet at a rate of 25% of the amount contributed by the director to the Director Plan. In his deferral election, a director will elect whether distribution of the deferred funds is to be made in a single lump sum payment or in equal annual installments payable over a period of not more than ten years. Distributions will commence within 30 days of the earlier of (a) the date specified by a director at the time a deferral election is made or (b) the date the director ceases to so serve. Cash accounts will be distributed in the form of cash and stock accounts will be distributed in the form of common shares or cash, as selected by the plan administrator.

        On March 7, 1997, each individual then serving as a Non-Employee Director was granted an immediately exercisable option to purchase 2,000 common shares. The following summarizes options to purchase common shares granted to individuals serving as Non-Employee Directors on the respective dates of grant. All of these options vest in five equal annual installments beginning on the grant date:

August 19, 1998	20,000	options granted to purchase common shares
August 19, 1999	4,000	options granted to purchase common shares
January 6, 2000	4,000	options granted to purchase common shares
September 7, 2001	4,000	options granted to purchase common shares
January 2, 2002	4,000	options granted to purchase common shares
January 2, 2003	4,000	options granted to purchase common shares (granted to Non-Employee Directors who had served more than twelve consecutive months)

        Each individual who was appointed or elected after August 19, 1998 was granted, and each individual who becomes a Non-Employee Director in the future will automatically be granted, an option to purchase 20,000 common shares effective on the date of his appointment or election. These options vest in five equal annual installments. In addition, each Non-Employee Director who has served at least one full one-year term will automatically be granted an option to purchase 4,000 common shares as of the first business day of each calendar year. The Board of Directors also has the authority to grant options to the Non-Employee Directors in addition to the options automatically granted.

        Each option granted to a Non-Employee Director on or after August 18, 1999, will become fully exercisable if the Non-Employee Director retires from service, becomes totally disabled or dies, or upon the occurrence of specified change-in-control events. The exercise price of each option granted and to be granted to a Non-Employee Director is equal to the fair market value of the underlying common shares on the date of grant. Each option granted to a Non-Employee Director has a ten-year term. If a Non-Employee Director ceases to be a member of the Board of Directors of AirNet, his options must be exercised within three months (12 months in the case of a Non-Employee Director who becomes disabled or dies) after the date his service ends, subject in each case to the stated terms of the options. However, a Non-Employee Director who ceases to be a director after having been convicted of, or pled guilty or nolo contendere to, a felony immediately forfeits all of his options.

REPORT OF THE AUDIT COMMITTEE

General

        The Audit Committee consists of three directors and operates under the Audit Committee Charter adopted by the AirNet Board of Directors. In accordance with the Audit Committee Charter, the Audit Committee assists the Board of Directors in fulfilling the Board's responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of AirNet. Each member of the Audit Committee qualifies as independent for purposes of the NYSE's corporate governance standards. During the 2002 fiscal year, the Audit Committee met seven times, including quarterly meetings with AirNet's senior management and Ernst & Young LLP, AirNet's independent auditors, to discuss AirNet's interim financial information prior to public release.

Review and Discussion with Independent Accountants and Auditors

        In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from Ernst & Young LLP a written statement describing all relationships between Ernst & Young LLP and AirNet that might bear on Ernst & Young LLP's independence consistent with Independence Standards

Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee discussed with Ernst & Young LLP any relationships or services that may impact the objectivity and independence of Ernst & Young LLP and satisfied itself as to Ernst & Young LLP's independence. The Audit Committee also reviewed and discussed with management and Ernst & Young LLP the adequacy and effectiveness of AirNet's internal accounting and financial controls. In addition, the Audit Committee discussed and reviewed with Ernst & Young LLP all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of Ernst & Young LLP's examination of AirNet's consolidated financial statements.

Review and Discussion with Management

        The Audit Committee has reviewed and discussed the audited consolidated financial statements of AirNet as of and for the fiscal year ended December 31, 2002 with management. Management has the responsibility for the preparation of AirNet's consolidated financial statements and Ernst & Young LLP has the responsibility for the audit of those statements.

Audit Fees

        The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of AirNet's annual consolidated financial statements for the 2002 fiscal year and the reviews of the consolidated financial statements included in AirNet's Quarterly Reports on Form 10-Q for the 2002 fiscal year (collectively, the "Audit Services") were $177,000.

Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP rendered no professional services to AirNet or its subsidiaries during the 2002 fiscal year in connection with the design and implementation of financial information systems.

All Other Fees

        Ernst & Young LLP has billed AirNet $78,000 in the aggregate, for services (other than those covered under the heading "Audit Fees") rendered during the 2002 fiscal year. These other fees involve fees for the audit of AirNet's Retirement and Savings Plan and related Form 11-K filing, tax compliance services and various tax studies.

Conclusion

        Based on the reviews and discussions with management and Ernst & Young LLP noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that AirNet's audited consolidated financial statements be included in AirNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to be filed with the SEC. The Audit Committee also determined that the provision of the services covered under "All Other Fees" was compatible with maintaining Ernst & Young LLP's independence.

Submitted by the Audit Committee of the Board of Directors of AirNet:
David P. Lauer, Chairman Roger D. Blackwell James E. Riddle

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table shows, for the last three fiscal years, the cash compensation and other benefits paid or provided by AirNet to its Chief Executive Officer and the four other most highly compensated executive officers of AirNet.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation Awards
		Annual Compensation
Name and Principal Position during 2002	Year ended December 31,				Common Shares Underlying Options (#)		All Other Compensation ($)(1)
		Salary ($)	Bonus ($)
Joel E. Biggerstaff Chairman of the Board, Chief Executive Officer and President	2002 2001 2000	$321,154 299,654 275,807	$	— 144,000 154,200	20,000 43,600 22,570	(2)	$8,060 5,330 57,100	(3)
Jeffrey B. Harris Senior Vice President, Sales	2002 2001 2000	230,000 224,970 195,928		— 60,996 63,200	8,000 17,600 6,530	(4)	6,145 4,349 —
William R. Sumser Chief Financial Officer, Secretary, Treasurer and Vice President, Finance	2002 2001 2000	230,000 223,288 182,134		— 56,810 76,500	7,400 21,500 15,600	(5)	9,280 7,391 3,978
Kendall W. Wright Vice President, Sales	2002 2001 2000	210,000 208,788 200,712		— 44,520 46,200	5,900 12,400 6,600	(6)	10,518 6,429 2,108
Guy S. King(7) Vice President, Sales	2002 2001 2000	210,000 206,365 182,135		— 42,000 46,200	5,500 12,400 15,600	(8)	8,038 6,728 4,969

(1)
"All Other Compensation" consists of amounts contributed by AirNet to the named individual's account under the AirNet Systems, Inc. Retirement Savings Plan. 2001 and 2002 amounts also include reimbursement related to life insurance premium payments made by the named individual.

(2)
Mr. Biggerstaff received an option covering 12,570 of these common shares in exchange for $30,000 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(3)
In addition to $5,250 contributed by AirNet to Mr. Biggerstaff's account under the AirNet Systems, Inc. Retirement Savings Plan, AirNet also paid Mr. Biggerstaff $51,850 to reimburse him for relocation expenses incurred in connection with his move to Columbus, Ohio.

(4)
Mr. Harris received an option covering 2,930 of these common shares in exchange for $10,250 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(5)
Mr. Sumser received an option covering 12,000 of these common shares in exchange for $31,500 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(6)
Mr. Wright received an option covering 3,000 of these common shares in exchange for $10,500 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(7)
Mr. King resigned his position as an executive officer of AirNet effective February 7, 2003.

(8)
Mr. King received an option covering 12,000 of these common shares in exchange for $31,500 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

Grants of Options

        The following table summarizes information concerning individual grants of options under the AirNet Systems, Inc. Amended and Restated 1996 Incentive Stock Plan (the "Incentive Stock Plan") during the 2002 fiscal year to each of the individuals named in the Summary Compensation Table. AirNet has never granted stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

						Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term (2)
		% of Total Options Granted to Associates in Fiscal Year
	Number of Common Shares Underlying Options Granted (#)(1)
Name			Exercise Price ($/Share)	Expiration Date
						5% ($)	10% ($)
Joel E. Biggerstaff	20,000	19.5%	$8.58	1/2/12		$107,918	$273,486
Jeffrey B. Harris	8,000	7.8%	8.58	1/2/12		43,167	109,394
William R. Sumser	7,400	7.2%	8.58	1/2/12		39,930	101,190
Kendall W. Wright	5,900	5.8%	8.58	1/2/12		31,836	80,678
Guy S. King	5,500	5.4%	8.58	1/2/12	(3)	29,678	75,209

(1)
These options were granted on January 2, 2002 and vested as to 20% of the common shares on the grant date and will vest as to 20% of the common shares on each of the first, second, third and fourth anniversaries of the grant date. At the discretion of the Compensation Committee, the options may have stock-for-stock exercise and tax withholding features, which allow the holder, in lieu of paying cash for the exercise price and any tax withholding, to have AirNet commensurably reduce the number of common shares, which the holder would otherwise receive upon exercise of the options.

(2)
The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. These dollar amounts are not intended to forecast future performance or possible future appreciation in the price of AirNet's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that the individuals will only realize value from the option grants shown if the price of AirNet's common shares appreciates.

(3)
In accordance with Mr. King's February 7, 2003 separation agreement with AirNet, the unvested portion of his options (covering 3,300 common shares) as of his termination date will vest and become exercisable on December 31, 2003. The options will remain fully exercisable until December 31, 2005.

Option Exercises and Holdings

        The following table summarizes information concerning unexercised options held as of December 31, 2002 by each of the named individuals. None of these individuals exercised options during the 2002 fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

	Number of Common Shares Underlying Options Exercised (#)		Number of Common Shares Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joel E. Biggerstaff	—	N/A	120,010	46,160	$19,315	$28,972
Jeffrey B. Harris	—	N/A	31,730	21,400	7,797	11,695
William R. Sumser	—	N/A	59,240	23,260	9,525	14,287
Kendall W. Wright	—	N/A	18,500	15,400	5,493	8,240
Guy S. King	—	N/A	52,820	15,680	5,493	8,240

(1)
"Value of Unexercised In-the-Money Options at Fiscal Year End" is based upon the fair market value of the AirNet common shares on December 31, 2002 ($4.92) less the exercise price of the in-the-money options at December 31, 2002.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Each of Joel E. Biggerstaff, Chairman, Chief Executive Officer and President, William R. Sumser, Vice President, Finance, Chief Financial Officer, Secretary and Treasurer, and Jeffrey B. Harris, Senior Vice President, Sales, is party to an employment agreement with AirNet, effective as of March 1, 2001. Each employment agreement provides for a one-year term, which is automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. Messrs. Biggerstaff, Sumser and Harris were entitled to receive initial annual base salaries of $300,000, $230,000 and $230,000, respectively, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of each individual's performance. Each individual is entitled to participate in any bonus plan which AirNet may establish and in the Incentive Stock Plan, in each case at levels determined by the Compensation Committee, as well as receive those fringe benefits provided by AirNet to its actively employed senior executives.

        If the named executive officer's employment is terminated by AirNet without "cause" (as defined in his employment agreement) or by the executive officer for "good reason" (as defined in the employment agreement), he will be entitled to have his base salary and fringe benefits (other than under the Incentive Stock Plan) continued at the level then in effect for a period of 24 months (in the case of Mr. Biggerstaff) or 12 months (in the case of Messrs. Sumser and Harris, with group medical insurance continuing for 18 months). These periods are extended to 36 months and 18 months, respectively, if the termination occurs on or after a "change in control" (as defined in each employment agreement). Each individual would also be entitled to receive a single lump sum payment equal to the pro-rata portion (based on days employed during the fiscal year in which employment terminated) of any non-discretionary bonus payable based on employment throughout the fiscal year, become fully vested in all employee benefit programs (other than the Retirement Savings Plan, in which his interest would vest according to the Retirement Savings Plan's terms) and receive a lump sum payment equal to his non-vested interest in the Retirement Savings Plan to the extent forfeited upon termination of employment. Each employment agreement also provides for the continuation of salary and fringe benefits (other than under the Incentive Stock Plan) for a period of time following a disability.

        Each employment agreement contains confidentiality and noncompetition provisions which prevent the named executive officer from disclosing confidential information about AirNet and from competing with AirNet during his employment therewith and for an additional two years (in the case of Mr. Biggerstaff) or one year (in the case of Messrs. Sumser and Harris) thereafter.

        Guy S. King resigned as Vice President, Sales of AirNet on February 7, 2003. Pursuant to a separation agreement with Mr. King, AirNet agreed to pay Mr. King a lump sum equal to eleven months of severance pay based on his base rate and a separate amount equal to one month of salary extension for a total of $210,000. AirNet also agreed that options held by Mr. King which were not yet exercisable would become fully vested and exercisable on December 31, 2003. As February 7, 2003, Mr. King's options covered 68,500 common shares and were exercisable as to 57,120 common shares. Mr. King's options will remain exercisable until December 31, 2005. AirNet agreed to extend Mr. King's group health, dental and vision insurance until January 31, 2004. In consideration of the payments and benefits contemplated by the separation agreement, Mr. King agreed to terminate his employment with AirNet and to refrain from competing with AirNet for a specified time period to the extent provided in the separation agreement.

Performance Graph

        The following line graph compares the percentage change in the cumulative total shareholder return on AirNet's common shares with the cumulative return of the Russell 2000 and the NYSE Combined Transportation Index ("NYSE Transportation") for the period from December 31, 1997 to December 31, 2002. The comparison assumes $100 was invested on December 31, 1997 in AirNet common shares and in each of the foregoing indices and assumes reinvestment of dividends.

Report of the Compensation Committee on Executive Compensation

Role of the Compensation Committee

        In general, AirNet's compensation program for its executive officers consists of three main elements: a base salary, a discretionary bonus and periodic grants of options. The Compensation Committee believes that it is important to pay competitive salaries and to make a large proportion of the executive officers' total compensation at risk in order to cause the executive officers to focus on both the short-term and long-term interests of AirNet's shareholders. Therefore, bonuses (which permit individual performance to be recognized on an annual basis, and which are based, in part, on an evaluation of the contribution made by each executive officer to AirNet's performance) and option grants (which directly tie the executive officer's long-term remuneration to stock price appreciation realized by AirNet's shareholders) are important components of the overall compensation package.

Base Salary

        Base salaries for executive officers are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive positions within the transportation market. Salaries are reviewed annually and may be adjusted based on individual performance, level of experience, business unit performance and industry analysis and comparisons.

        Effective March 1, 2001, AirNet entered into employment agreements with Messrs. Biggerstaff, Sumser and Harris. Each employment agreement provides for an initial term of one year, which is automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. These employment agreements provide for an initial base salary, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of the executive officer's performance. The initial base salaries were established based on information from executive compensation consultants. In early 2002, the Compensation Committee increased Mr. Biggerstaff's base salary from $300,000 to $325,000.

Bonus Plan

        Bonuses may be awarded at the discretion of the Compensation Committee. No bonuses were awarded in 2002 to the executive officers in light of AirNet's financial performance against its planned forecast.

Stock Options

        AirNet grants options under its Incentive Stock Plan to attract and retain key personnel and directors of AirNet and to enhance their interest in AirNet's continued success. During 2002, the Compensation Committee granted options to all of the executive officers. These grants were based upon the Compensation Committee's subjective analyses of each executive officer's function, performance and value to AirNet, with no specific weighting given to any one factor.

Section 162(m) Compliance

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally prohibits AirNet from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Chief Executive Officer and the other four most highly compensated executive officers serving as such at the end of the year. AirNet may continue to deduct compensation paid to these covered employees if the payment of such compensation qualifies for an exception, including an exception for certain performance-based compensation.

        The Compensation Committee believes that Section 162(m) should not cause AirNet to be denied a deduction for 2002 compensation paid to the executive officers of AirNet. The Compensation Committee will continue to work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation philosophy.

Submitted by the Compensation Committee of the Board of Directors of AirNet:
James E. Riddle, Chairman Roger D. Blackwell David P. Lauer

TRANSACTIONS WITH MANAGEMENT

        Effective May 26, 2001, AirNet entered into a retirement agreement with Gerald G. Mercer, AirNet's Founder and then Chairman. Under the terms of the agreement, AirNet continues to pay Mr. Mercer's salary through June 30, 2003 at the rate of $420,000 per year. All of Mr. Mercer's outstanding options to purchase common shares were cancelled without consideration as of May 26, 2001 and Mr. Mercer resigned as Chairman of the AirNet Board of Directors and as a director of AirNet effective August 7, 2001. As contemplated by the terms of the agreement, AirNet purchased 818,330 common shares from Mr. Mercer at a total cost of $5,000,000 on July 27, 2001. Also under the terms of the agreement, Mr. Mercer had the option to sell up to $250,000 of AirNet common shares each quarter of 2002 to AirNet based on then current market prices. Mr. Mercer exercised this option and sold 52,410 AirNet common shares to AirNet at a total cost of $249,996, effective January 2, 2003.

        Under the terms of his retirement agreement, Mr. Mercer retained the right to sell his remaining AirNet common shares to private investors at any time in accordance with the applicable laws. On or about December 26, 2002, Mr. Mercer sold an aggregate of 733,200 common shares to seven separate investors in privately negotiated transactions. On December 24, 2002, he made a gift of 256,800 common shares to Spring Hill Camps, which sold those common shares to three separate investors, one of which also purchased common shares from Mr. Mercer, in privately negotiated transactions. In connection with and as a condition to the investors' consummating those transactions, AirNet granted registration rights in respect of an aggregate of 990,000 common shares purchased by the investors from Mr. Mercer and Spring Hill Camps. AirNet has registered those common shares under the Securities Act of 1933, as amended, for resale on behalf of the investors.

        In connection with AirNet's initial public offering in 1996, the individuals who were AirNet shareholders prior to that offering and certain executive officers of AirNet agreed to indemnify AirNet for any corporate level federal income taxes which might be imposed upon AirNet for any period prior to the termination of AirNet's S Corporation status at the time of the closing of the initial public offering in June 1996. As an S Corporation, AirNet was not subject to federal income taxes at the corporate level, and AirNet has no reason to believe that any such corporate level federal taxes will be imposed for any such period.

        In addition, Mr. Mercer agreed to indemnify AirNet for certain environmental liabilities related to underground storage tanks on a Michigan property formerly owned by Mr. Mercer and leased to AirNet. AirNet ceased its operations at this property in 1988, at which time Mr. Mercer sold the property to an unaffiliated third party. The aggregate amount of any such liabilities is estimated by AirNet to be less than $100,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Ownership of and transactions in AirNet common shares by executive officers, directors and persons who own more than 10% of the common shares are required to be reported to the SEC pursuant to Section 16 (a) of the Securities Exchange Act of 1934, as amended. Based solely on a review of the copies of reports furnished to AirNet and written representations received, AirNet believes that during the year ended December 31, 2002, all reporting requirements were complied with, except that Gerald G. Mercer, former Chairman of AirNet, filed three reports late, covering fifty-one transactions.

INDEPENDENT AUDITORS

        AirNet engaged Ernst & Young LLP as its independent auditors to audit its consolidated financial statements for the 2002 fiscal year. Ernst & Young LLP has served as AirNet's independent auditors since 1989. AirNet's Audit Committee will make its selection of AirNet's independent auditors for the 2003 fiscal year at its next meeting, which will be held after the Annual Meeting.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as may be desired.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        The SEC recently implemented new rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This new method of delivery, often referred to as "householding," would permit AirNet to send a single annual report and a single proxy statement to any household at which two or more different shareholders reside if AirNet believes such shareholders are members of the same family or otherwise share the same address or in which one shareholder has multiple accounts, in each case if such shareholder(s) have not opted out of the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces AirNet's expenses. AirNet may institute householding in the future and will notify registered shareholders who will be affected by householding at that time.

        Many brokerage firms and other holders of record have instituted householding. If your family has one or more "street name" accounts under which you beneficially own common shares of AirNet, you may have received householding information from your broker, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the Proxy Statement or AirNet's 2002 Annual Report to Shareholders or to revoke your decision to household and thereby receive multiple copies. These options are available to you at any time.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        AirNet shareholders seeking to bring business before the 2004 Annual Meeting of Shareholders, or to nominate candidates for election as directors at that Annual Meeting of Shareholders, must provide timely notice thereof in writing. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of AirNet not less than 60 days nor more than 90 days prior to the meeting. However, if less than 70 days' notice or prior public disclosure of the date of the 2004 Annual Meeting is given or made to the shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the date of the 2004 Annual Meeting was mailed or the public disclosure was made. The AirNet Code of Regulations specifies certain requirements for a shareholder's notice to be in proper written form. The foregoing requirements will not, however, prevent any shareholder proposal from being considered timely submitted if the shareholder proposal is submitted in compliance with Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8, proposals by shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be in the form specified in that Rule and received by the Secretary of AirNet no later than December 4, 2003 to be eligible for inclusion in AirNet's proxy card, notice of meeting and proxy statement relating to such meeting and should be mailed to AirNet Systems, Inc., 3939 International Gateway, Columbus, Ohio 43219, Attention: Secretary.

OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other matter that will be presented for action by the shareholders at the 2003 Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, the persons acting under proxies solicited by the Board of Directors, will vote and act according to their best judgments in light of the conditions then prevailing.

ANNUAL REPORT

        A copy of AirNet's 2002 Annual Report to Shareholders is being delivered herewith.

        The form of proxy card and the Proxy Statement have been approved by the Board of Directors of AirNet and are being mailed and delivered to shareholders by its authority.

By Order of the Board of Directors,
William R. Sumser Secretary

April 4, 2003

AIRNET SYSTEMS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

AIRNET SYSTEMS, INC.

Please sign, date and return your proxy card in
the enclosed envelope.

[ANSCM—AIRNET SYSTEMS, INC.] [FILE NAME: ZANSC1.ELX] [VERSION—(2)] [03/18/03] [orig. 03/07/03]

FOLD AND DETACH HERE	ZANSC1
☒	Please mark votes as in this example.
The Board of Directors recommends a vote FOR proposal 1.
1.	To elect as directors of the Company all of the nominees listed below, to serve for terms of one year each (except as marked to the contrary).*			2.
				The undersigned shareholder(s) authorize the individuals designated to vote this proxy are authorized to vote, in their discretion, upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment(s) thereof.
	(01) Joel E. Biggerstaff (02) Russell M. Gertmenian (03) David P. Lauer	(04) Bruce D. Parker (05) James E. Riddle
	FOR ☐	WITHHOLD AUTHORITY ☐	Comments/ address change ☐	The common shares represented by this proxy card, when properly executed, will be voted in the manner directed herein. If no direction is given, the common shares represented by this proxy card will be voted FOR proposal 1. If any other matters are properly brought before the Annual Meeting or any adjournment or if a nominee for election as director named in the proxy statement is unable to serve or for good cause will not serve, the common shares represented by this proxy card will be voted in the discretion of the individuals designated to vote the proxy, to the extent permitted by applicable law, on such matters or for substitute nominee(s) as the directors may recommend.
	EXCEPTIONS
	*INSTRUCTION: To withhold authority to vote for any individual nominee, mark "EXCEPTIONS" and write that nominee's name in the space provided above.
ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. The undersigned acknowledges receipt of accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the May 9, 2003 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2002.

Please sign below exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by an authorized person. (Please note any change of address on this proxy card.)
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET SYSTEMS, INC. PLEASE ACT PROMPTLY—SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

				Please be sure to sign and date this proxy card in the spaces below.
Shareholder Signature:	Date:	Co-holder Signature:	Date:

Annual Meeting of Shareholders
of
AirNet Systems, Inc.

May 9, 2003
10:00 A.M.

Concourse Hotel
4300 International Gateway
Columbus, Ohio 43219

[ANSCM—AIRNET SYSTEMS, INC.] [FILE NAME: ZANSC2.ELX] [VERSION—(2)] [03/18/03] [orig. 03/07/03]

FOLD AND DETACH HERE	ZANSC2

REVOCABLE PROXY

AIRNET SYSTEMS, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of AirNet Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 9, 2003, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., local time, and any other adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof.

If the common shares are allocated to the account of the undersigned under the AirNet Systems, Inc. Retirement Savings Plan (the "Plan"), then the undersigned instructs the Trustee of the Plan to vote all common shares of the Company allocated to the undersigned's account under the Plan in accordance with the instructions given herein, at the Company's Annual Meeting and at any adjournment. If no instructions are received, the common shares allocated to the undersigned's account under the Plan will be voted pro rata in accordance with the voting instructions received from other participants in the Plan who have given voting instructions. As a participant in the Plan, the undersigned understands that, in accordance with the terms of the Plan, voting instructions given herein shall be held in the strictest of confidence by the Trustee and shall not be divulged or released to any person, including officers or employees of the Company. Instruction cards received by the Trustee after May 7, 2003 will not be counted.

(change of address/comments)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be Held on Friday, May 9, 2003
PROXY STATEMENT for Annual Meeting of Shareholders To be Held on Friday, May 9, 2003
GENERAL
BENEFICIAL OWNERSHIP OF COMMON SHARES
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
TRANSACTIONS WITH MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
OTHER BUSINESS
ANNUAL REPORT